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                                                                   EXHIBIT 10.43




                          THIRD ADDENDUM TO THE LEASE


THIS ADDENDUM IS HEREBY ATTACHED AND SHALL BECOME PART OF THAT CERTAIN LEASE WHEREIN QED ASSOCIATES IS THE LESSOR AND INNERDYNE MEDICAL, A CALIFORNIA CORPORATION IS THE LESSEE FOR THAT CERTAIN PREMISES 1244 REAMWOOD AVENUE, SUNNYVALE, CALIFORNIA AND DATED SEPTEMBER 2, 1993 FOR REFERENCE PURPOSES ONLY.

All of the terms and conditions of the lease will remain in full force and effect with the exception of the following:

1. TERM: The previous lease term ends December 5, 1998. The Lessee hereby exercises its one (1) option to renew the lease for an additional five year term which shall begin on December 6, 1998 and end November 30, 2003.

2.   RENTAL RATE: The rental rate for the extended term shall be as follows:

          December 6, 1998 to November 30, 1999: $29,725.00 NNN per month December 1, 1999 to November 30, 2000: $30,750.00 NNN per month December 1, 2000 to November 30, 2001: $31,775.00 NNN per month December 1, 2001 to November 30, 2002: $32,800.00 NNN per month December 1, 2002 to November 30, 2003: $33,825.00 NNN per month

3. This is to confirm that QED will revert the subleased portion of the building to a similar condition that is acceptable to InnerDyne, Inc.

Agreed and accepted this 31st day of August 1998.


Lessor: QED Associates, a partnership



By: /s/ [SIGNATURE ILLEGIBLE]
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Lessee: InnerDyne Medical, a California Corporation



By: /s/ [SIGNATURE ILLEGIBLE]
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